UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2007

21ST CENTURY INSURANCE GROUP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6964	95-1935264
(Commission File Number)	(IRS Employer Identification No.)

6301 Owensmouth Avenue
Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 704-3700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 27, 2007, 21st Century Insurance Group (the “Company”), American International Group, Inc. (“AIG”) and AIG TW Corp., a wholly owned subsidiary of AIG (“Merger Sub”), completed the previously announced merger of Merger Sub with and into the Company (the “merger”) pursuant to the Agreement and Plan of Merger, dated as of May 15, 2007, among the Company, AIG and Merger Sub, as amended pursuant to Amendment No. 1 to Agreement and Plan of Merger, dated as of June 8, 2007, among the Company, AIG and Merger Sub (the “Merger Agreement”).  As a result of the merger, AIG acquired the remaining shares of the Company that AIG did not already own, and as a result, the Company became wholly owned by AIG and its subsidiaries.

Each share of Company common stock outstanding at the effective time of the merger (other than any shares held by AIG, Merger Sub, American Home Assurance Company, Commerce and Industry Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company or any other direct or indirect wholly owned subsidiary of AIG (except for shares held by any mutual fund advised or managed by any of AIG, Merger Sub or any direct or indirect wholly owned subsidiary of AIG), shares owned by the Company or any other direct or indirect wholly owned subsidiary of the Company (except for shares held on behalf of third parties), shares subject to certain Company benefit plans and shares owned by stockholders who had perfected and not withdrawn a demand for appraisal rights under Delaware law) was cancelled and converted into the right to receive $22.00 in cash, without interest.  Pursuant to the Merger Agreement, (i) each outstanding option to purchase shares of common stock that was to vest on or before the first anniversary of the merger was cancelled and each holder thereof received from the Company the right to an amount in cash equal to the product of the total number of shares of common stock subject to the option times, the excess, if any, of $22.00 per share of common stock over the exercise price per share of common stock under such option less applicable taxes required to be withheld with respect to such payment, (ii) all non-stock option Company awards were cancelled and each holder thereof received from the Company the right to an amount in cash equal to the product of the number of shares actually or nominally subject to such Company award that were to vest on or before the first anniversary of the merger times $22.00 per share (or, if the Company award provided for payments to the extent the value of the shares exceed a specified reference price, the amount, if any, by which $22.00 exceeds such reference price) less applicable taxes required to be withheld with respect to such payment and (iii) all options and Company awards that were scheduled to vest after the first anniversary of the merger were cancelled and any holder thereof received the right to restricted stock units of AIG common stock of an equivalent value.

The description of the merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued List Rule or Standard; Transfer of Listing.

In connection with the closing of the merger, the Company notified the New York Stock Exchange (the “NYSE”) on September 27, 2007 that shares of common stock of the Company were converted into the right to receive $22.00 in cash, without interest as set forth in Item 2.01 hereof which is incorporated herein by reference, and requested that the NYSE effect a trading suspension of the common stock of the Company.  As a result, the Company’s common stock ceased trading on the NYSE at the close of business on September 27, 2007.  The NYSE has filed with the Securities and Exchange Commission an application on Form 25 to report that the common stock of the Company is no longer listed on the NYSE.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the merger, each of John B. De Nault, III, Carlene M. Ellis, R. Scott Foster, M.D., Roxani M. Gillespie, Jeffrey L. Hayman, Phillip L. Isenberg, Bruce W. Marlow, Keith W. Renken and Thomas R. Tizzio voluntarily resigned from the board of directors of the Company on September 27, 2007.  Pursuant to the terms of the Merger Agreement, the directors of Merger Sub became the directors of the Company immediately after the effective time of the merger.

Item 5.03                                             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the merger and in accordance with the Merger Agreement, the Bylaws of Merger Sub in effect immediately prior to the merger became the Bylaws of the Company.  A copy of the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01.                                          Other Events.

On September 27, 2007, the Company and AIG issued a press release announcing that AIG had completed its acquisition of the outstanding shares of common stock of the Company not already owned by AIG pursuant to the Merger Agreement.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

2.1(a)

Agreement and Plan of Merger, dated as of May 15, 2007, among 21st Century Insurance Group, American International Group, Inc. and AIG TW Corp. (incorporated by reference to Exhibit 2.1 to 21st Century Insurance Group’s Current Report on Form 8-K filed on May 16, 2007).

2.1(b)

Amendment No. 1 to Agreement and Plan of Merger, dated as of June 8, 2007, among 21st Century Insurance Group, American International Group, Inc. and AIG TW Corp. (incorporated by reference to Annex D to the Definitive Proxy Statement for the special meeting of the stockholders of 21st Century Insurance Group (other than AIG and its subsidiaries) filed on Schedule 14A with the Commission on August 27, 2007, as amended).

3.1	21st Century Insurance Group Bylaws.

99.1	Press Release issued by AIG and the Company, dated September 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2007	21ST CENTURY INSURANCE GROUP

	By:	/s/ Michael J. Cassanego
Michael J. Cassanego
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1(a)

Agreement and Plan of Merger, dated as of May 15, 2007, among 21st Century Insurance Group, American International Group, Inc. and AIG TW Corp. (incorporated by reference to Exhibit 2.1 to 21st Century Insurance Group’s Current Report on Form 8-K filed on May 16, 2007).

2.1(b)

Amendment No. 1 to Agreement and Plan of Merger, dated as of June 8, 2007, among 21st Century Insurance Group, American International Group, Inc. and AIG TW Corp. (incorporated by reference to Annex D to the Definitive Proxy Statement for the special meeting of the stockholders of 21st Century Insurance Group (other than AIG and its subsidiaries) filed on Schedule 14A with the Commission on August 27, 2007, as amended).

3.1	21st Century Insurance Group Bylaws.

99.1	Press Release issued by AIG and the Company, dated September 27, 2007.